Exhibit 10.2

EXECUTION VERSION

IMPORTANT NOTE:

EACH PARTY HERETO MUST EXECUTE THIS AGREEMENT OUTSIDE THE REPUBLIC OF AUSTRIA AND EACH LENDER MUST BOOK ITS LOAN AND RECEIVE ALL PAYMENTS OUTSIDE THE REPUBLIC OF AUSTRIA. TRANSPORTING OR SENDING THE ORIGINAL OR ANY CERTIFIED COPY OF THIS AGREEMENT OR THE RESTATED CREDIT AGREEMENT REFERRED TO HEREIN OR ANY OTHER CREDIT DOCUMENT OR ANY NOTICE OR OTHER COMMUNICATION (INCLUDING BY EMAIL OR OTHER ELECTRONIC TRANSMISSION) INTO OR FROM THE REPUBLIC OF AUSTRIA MAY RESULT IN THE IMPOSITION OF AN AUSTRIAN STAMP DUTY ON THE CREDIT FACILITY PROVIDED FOR IN SUCH RESTATED CREDIT AGREEMENT, WHICH MAY BE FOR THE ACCOUNT OF THE PARTY WHOSE ACTIONS RESULT IN SUCH IMPOSITION. COMMUNICATIONS REFERENCING THIS AGREEMENT OR SUCH CREDIT AGREEMENT SHOULD NOT BE ADDRESSED TO RECIPIENTS IN, OR SENT BY PERSONS LOCATED IN, THE REPUBLIC OF AUSTRIA AND PAYMENTS SHOULD NOT BE MADE TO BANK ACCOUNTS IN THE REPUBLIC OF AUSTRIA. SEE ALSO SECTION 9.20 OF SUCH RESTATED CREDIT AGREEMENT AND A MEMORANDUM FROM AUSTRIAN COUNSEL FOR THE GOODYEAR TIRE & RUBBER COMPANY WHICH IS AVAILABLE UPON REQUEST FROM THE ADMINISTRATIVE AGENT.

AMENDMENT AND RESTATEMENT AGREEMENT dated as of May 12, 2015 (this “Amendment Agreement”), in respect of (a) the AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (the “Credit Agreement”) dated as of April 20, 2011, as amended, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR DUNLOP TIRES OPERATIONS S.A., the Lenders parties thereto, J.P. MORGAN EUROPE LIMITED, as administrative agent, and JPMORGAN CHASE BANK, N.A., as collateral agent and (b) the MASTER GUARANTEE AND COLLATERAL AGREEMENT (the “Master Guarantee and Collateral Agreement”) dated as of March 31, 2003, as amended and restated as of February 20, 2004, as further amended and restated as of April 8, 2005, as amended as of April 20, 2007 and as amended as of April 20, 2011 among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

Goodyear and the Borrowers have requested that the Credit Agreement be amended and restated as set forth in Section 4 below and the Master Guarantee and

Collateral Agreement be amended as set forth in Section 4 below and the parties hereto are willing to so amend the Credit Agreement and the Master Guarantee and Collateral Agreement.

In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

SECTION 1. Defined Terms. (a) As used in this Amendment Agreement, the following terms have the meanings specified below:

“Amended MGCA” shall mean the Master Guarantee and Collateral Agreement, as amended in accordance with Section 4.

“Assigned Interest” shall have the meaning assigned to such term in Section 4(iii).

“Daylight Commitment” shall mean, for each Daylight Lender party hereto on the Effective Date, the obligation of such Lender to make loans (“Daylight Loans”) on the Effective Date in an amount equal to the amount set forth opposite the name of such Daylight Lender on Schedule 1 to this Amendment Agreement under the caption “Daylight Loans”.

“Daylight Lender” shall mean a lender that will become on the Effective Date a Lender under the Restated Credit Agreement.

“Effective Date” shall have the meaning assigned to such term in Section 2.

“Existing Administrative Agent” shall mean JPMEL, as administrative agent under the Pre-Restatement Credit Agreement.

“JPMCB” shall mean JPMorgan Chase Bank, N.A.

“JPMEL” means J.P. Morgan Europe Limited.

“New Administrative Agent” shall mean JPMEL, as administrative agent under the Restated Credit Agreement.

“Pre-Restatement Credit Agreement” shall mean the Credit Agreement immediately before its amendment and restatement in accordance with Section 4(i)(A).

“Restated Credit Agreement” shall mean the Credit Agreement, as amended and restated in accordance with Section 4(i)(A).

(b) On and after the effectiveness of the Restated Credit Agreement, (i) the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used (A) in the Restated Credit Agreement, shall, unless the

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context otherwise requires, refer to the “Agreement” as defined in the Restated Credit Agreement, and the term “Credit Agreement”, as used in the Credit Documents, shall mean the Restated Credit Agreement and (B) in the Amended MGCA, shall, unless the context otherwise requires, refer to the Master Guarantee and Collateral Agreement as amended hereby, and the terms “Master Guarantee and Collateral Agreement” or “Guarantee and Collateral Agreement”, as used in the Credit Documents, shall mean the Amended MGCA, and (ii) each reference in each Credit Document to any Section of Article II of the Credit Agreement shall be deemed amended to conform to the changes in Section numbers made in the Restated Credit Agreement. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Restated Credit Agreement or, if not defined therein, the Pre-Restatement Credit Agreement.

SECTION 2. Conditions to Effectiveness. The transactions provided for in Sections 3 and 4 hereof and the obligations of the Lenders to make Loans and issue Letters of Credit under the Restated Credit Agreement shall become effective on the date (the “Effective Date”) on which all the conditions specified in Section 4.01 of the Restated Credit Agreement are satisfied (or waived in accordance with Section 9.02 of the Restated Credit Agreement).

SECTION 3. Effective Date Transactions. On the Effective Date, immediately preceding the effectiveness of the amendment and restatement provided for in Section 4, each of the parties hereto irrevocably agrees that each of the following shall occur without any additional conditions or actions of any party hereto:

(i) Each Daylight Lender shall extend credit to the European J.V. and the European J.V. shall borrow one or more Daylight Loans denominated in Euros in an aggregate principal amount equal to such Lender’s Daylight Commitment. The proceeds of such Daylight Loans shall be payable to JPMCB, which shall pay such proceeds to the accounts set forth on Schedule 1. The provisions of Section 2.06 of the Restated Credit Agreement shall apply to the making of Daylight Loans on the same basis as Borrowings. The European J.V. irrevocably directs the Existing Administrative Agent to deliver all the proceeds of the borrowings under the foregoing clause to JPMCB, and hereby irrevocably directs JPMCB to apply such proceeds to prepay in full all the outstanding principal of any Revolving Loans (as defined in the Pre-Restatement Credit Agreement) that remain outstanding at such time, if any, together with all accrued and unpaid interest thereon and any accrued and unpaid commitment fees with respect to the Revolving Commitments (as defined in the Pre-Restatement Credit Agreement).

(ii) Immediately following the transactions provided for in paragraph (i) above, all Revolving Lenders under the Pre-Restatement Credit Agreement shall transfer their Revolving Commitments (as such term is defined in the Pre-Restatement Credit Agreement) to JPMCB (which shall assume such commitments) pursuant to the Master Assignment and Acceptance to be executed in the form attached hereto as Exhibit A.

(iii) Immediately following the transactions provided for in paragraphs (i) and (ii) above, JPMCB, as Majority Lender, irrevocably authorizes the Collateral Agent to release the Collateral referred to in Schedule 2 and take such other actions as are set forth in Schedule 2.

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SECTION 4. Amendment and Restatement; Borrowings on Effective Date. Each of the parties hereto irrevocably agrees that each of the following shall occur on the Effective Date, immediately after the effectiveness of the transactions described in Section 3, without the satisfaction of any additional conditions or any further actions of any party hereto; provided that for the purposes of Section 4(i)(A), only the parties to the Credit Agreement shall agree to such amendment and restatement, and, for the purposes of Section 4(i)(B), only the Collateral Agent and each Credit Party shall agree to such amendment:

(i)(A) The Credit Agreement (including the Schedules and Exhibits thereto) shall be amended and restated to read as set forth in Exhibit B attached hereto (including the Schedules and Exhibits attached to such Exhibit B) and (B) the Master Guarantee and Collateral Agreement (including the Schedules and Exhibits thereto) shall be amended as follows:

(1)	Section 3.03(c) is hereby deleted and replaced with the provision contained in Annex 2 hereto.

(2)	Section 3.03(d) is hereby deleted and replaced with the provision contained in Annex 3 hereto.

(3)	Section 11.13(b) is hereby amended by inserting immediately after the phrase “a Subsidiary shall automatically be released from its obligations as a Grantor or Guarantor hereunder and under each Security Document” the phrase “and from all its other subrogation and indemnity obligations arising (whether by law or otherwise) in respect of this Agreement or any other Credit Document or any payment made or other action taken under or in respect hereof or thereof”.

The New Administrative Agent is hereby directed to enter into such Credit Documents and to take such other actions as may be required to give effect to the transactions contemplated hereby.

(ii) Upon the effectiveness of the Restated Credit Agreement, JPMCB will be the holder of all the Commitments. JPMCB, as the Lender holding all the Commitments, irrevocably authorizes the Collateral Agent to take all the actions set forth in Schedule 3 and any and all such other actions as the Collateral Agent shall deem necessary or advisable in connection with any security interest granted under the Security Documents in any Collateral and the rights of any Secured Party in respect thereof.

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(iii) On the Effective Date and immediately following the effectiveness of the Restated Credit Agreement, JPMCB (the “Assignor”) shall sell and assign, without recourse and without any further action required on the part of any party, to each lender set forth in Schedule 4 hereto (each, an “Assignee”), and each Assignee shall purchase and assume, without recourse and without any further action required on its part, from JPMCB effective as of the Effective Date, the amounts of JPMCB’s ABT Commitment and German Commitment set forth in Schedule 4 and all related rights, interests and obligations under the Restated Credit Agreement, the Amended MGCA (including, without limitation, the rights, interests and obligations under Section 9.15 of the Restated Credit Agreement and Section 11.16 of the Amended MGCA) and any other documents or instruments delivered pursuant thereto (the rights and obligations sold and assigned pursuant hereto being referred to herein collectively as the “Assigned Interest”). Each Assignee hereby acknowledges receipt of a copy of the Restated Credit Agreement. From and after the Effective Date (A) each Assignee shall be a party to and be bound by the provisions of the Restated Credit Agreement and, to the extent of the interests assigned by this paragraph (iii), have the rights and obligations of an ABT Lender and German Lender thereunder and (B) JPMCB shall, to the extent of the interests assigned by this Section, relinquish its rights and be released from its obligations under the Restated Credit Agreement. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated by reference into this paragraph (iii) and made a part of this Amendment Agreement as if set forth in this paragraph (iii) in full. The Credit Parties consent to each assignment pursuant to this paragraph (iii). The parties agree that (I) no recordation fee shall be payable with respect to the foregoing assignments and (II) this Amendment Agreement shall be an approved form of Assignment and Assumption for purposes of the Restated Credit Agreement.

(iv) Notwithstanding any provision of this Amendment Agreement, the provisions of Sections 2.12, 2.13, 2.14 and 9.03 of the Pre-Restatement Credit Agreement, as in effect immediately prior to the Effective Date, will continue to be effective as to all matters arising out of or in any way related to facts or events existing or occurring prior to the Effective Date for the benefit of the Lenders, including each Lender under the Pre-Restatement Credit Agreement that will not be a Lender under the Restated Credit Agreement.

(v) In the event there are any Daylight Loans, immediately following the transactions provided for in paragraph (ii) above, each Lender shall make to the European J.V. and the European J.V. shall borrow, one or more Loans requested pursuant to a Borrowing Request delivered by the European J.V. to the Existing Administrative Agent prior to the date hereof. Such Revolving Loans shall have the initial Interest Periods and be of the Types set forth in Schedule 5. The European J.V. irrevocably directs that the borrowings set forth in this paragraph (v), if any, be applied directly to prepay in full (and be netted against) Daylight Loans extended to it, with any excess being delivered in accordance with such Borrowing Request.

SECTION 5. Continuing Security. (a) Each Borrower, Grantor and Guarantor confirms that (i) the security interests granted by it under the Security Documents and in existence immediately prior to the Effective Date shall continue in full

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force and effect on the terms of the respective Security Documents and (ii) on the Effective Date the Obligations under the Restated Credit Agreement shall constitute “Obligations” under the Amended MGCA and “secured obligations” (however defined) under the other Security Documents (subject to any limitations set forth in the Amended MGCA or such other Security Documents). Each party hereto confirms that the intention of the parties is that each of the Credit Agreement and the Master Guarantee and Collateral Agreement shall not terminate on the Effective Date and shall continue in full force and effect as amended and restated hereby (in the case of the Credit Agreement) and as amended hereby (in the case of the Master Guarantee and Collateral Agreement).

(b) In case of any assignment or transfer of all or any part of the rights and obligations, including by way of novation, of any Secured Party on the Effective Date or at any other time under or in connection with the Restated Credit Agreement or the Amended MGCA or any other agreements or instruments from time to time giving rise to the Applicable Secured Obligations, the guarantees and security interests under the Security Documents (including, without limitation, those governed by Romanian law) will be preserved and will remain in full force and effect for the benefit of any successors, assignees/transferees of the respective Secured Party and the other Secured Parties.

SECTION 6. Applicable Law. THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Counterparts. This Amendment Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment Agreement by telecopy or electronic (i.e., “pdf” or “tiff”) transmission shall be effective as delivery of a manually executed counterpart of this Amendment Agreement. This Amendment Agreement shall constitute a “Credit Document” for all purposes of the Restated Credit Agreement and the other Credit Documents.

SECTION 8. Expenses. Goodyear and each Borrower agrees to reimburse the Existing Administrative Agent and the New Administrative Agent for all reasonable out-of-pocket expenses incurred by it in connection with this Amendment Agreement, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, Allen & Overy LLP and other counsel for the Existing Administrative Agent and the New Administrative Agent.

SECTION 9. Headings. The headings of this Amendment Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

PARTIES TO THE CREDIT AGREEMENT AND MASTER GUARANTEE AND COLLATERAL AGREEMENT

THE GOODYEAR TIRE & RUBBER COMPANY

by	/s/ Tom Kaczynski
	Name:	Tom Kaczynski
	Title:	Vice President and Treasurer

GOODYEAR DUNLOP TIRES EUROPE B.V.,

by	/s/ Christopher K. Collins
	Name:	Christopher K. Collins
	Title:	Attorney-in-fact

GOODYEAR DUNLOP TIRES GERMANY GMBH

by	/s/ George Rietbergen
	Name:	George Rietbergen
	Title:	Managing Director

by	/s/ Evelyne Freitag
	Name:	Evelyne Freitag
	Title:	Managing Director

GOODYEAR DUNLOP TIRES EUROPE B.V.

AMENDMENT AND RESTATEMENT AGREEMENT

GOODYEAR DUNLOP TIRES OPERATIONS S.A.,

by	/s/ Christopher K. Collins executed in the form of a notarial deed
	Name:	Christopher K. Collins
	Title:	Attorney-in-fact

GOODYEAR DUNLOP TIRES EUROPE B.V.

AMENDMENT AND RESTATEMENT AGREEMENT

J.P. MORGAN EUROPE LIMITED, as Administrative Agent under the Pre-Restatement Credit Agreement and under the Restated Credit Agreement,

by	/s/ Steven Connolly
	Name:	Steven Connolly
	Title:	Authorised Signatory
Vice President

JPMORGAN CHASE BANK, N.A., individually, as Collateral Agent, Issuing Bank and Swingline Lender under the Pre-Restatement Credit Agreement and under the Restated Credit Agreement,

by	/s/ Robert P. Kellas
	Name:	Robert P. Kellas
	Title:	Executive Director

GOODYEAR DUNLOP TIRES EUROPE B.V.

AMENDMENT AND RESTATEMENT AGREEMENT

BNP PARIBAS individually and as Issuing Bank,

by	/s/ Christopher Sked
	Name:	Christopher Sked
	Title:	Managing Director

by	/s/ Brendan Heneghan
	Name:	Brendan Heneghan
	Title:	Director

GOODYEAR DUNLOP TIRES EUROPE B.V.

AMENDMENT AND RESTATEMENT AGREEMENT

PARTIES TO THE MASTER GUARANTEE AND COLLATERAL

AGREEMENT (AND NOT PARTY TO THE CREDIT AGREEMENT)

4 FLEET GROUP GMBH,

by	/s/ G. Zubanovic
	Name:	G. Zubanovic
	Title:	Managing Director

by	/s/ E. Hüffer
	Name:	E. Hüffer
	Title:	Managing Director

GD HANDELSSYSTEME GMBH,

by	/s/ G. Zubanovic
	Name:	G. Zubanovic
	Title:	Managing Director

by	/s/ E. Hüffer
	Name:	E. Hüffer
	Title:	Managing Director

GOODYEAR DUNLOP TIRES FRANCE S.A.,

by	/s/ Christopher K. Collins
	Name:	Christopher K. Collins
	Title:	Attorney-in-fact

GOODYEAR DUNLOP TIRES AMIENS SUD S.A.S.,

by	/s/ Christopher K. Collins
	Name:	Christopher K. Collins
	Title:	Attorney-in-fact

VULCO DÉVELOPPEMENT S.A.,

by	/s/ Christopher K. Collins
	Name:	Christopher K. Collins
	Title:	Attorney-in-fact

GOODYEAR DUNLOP TIRES EUROPE B.V.

AMENDMENT AND RESTATEMENT AGREEMENT

GOODYEAR DUNLOP TYRES UK LIMITED,

by	/s/ Christopher K. Collins
	Name:	Christopher K. Collins
	Title:	Attorney-in-fact

DUNLOP TYRES LTD,

by	/s/ Christopher K. Collins
	Name:	Christopher K. Collins
	Title:	Attorney-in-fact

CELERON CORPORATION,

by	/s/ Tom Kaczynski
	Name:	Tom Kaczynski
	Title:	Vice President and Treasurer

DIVESTED COMPANIES HOLDING COMPANY,

by	/s/ Steven M. Wilton
	Name:	Steven M. Wilton
	Title:	Vice President, Treasurer and Secretary

by	/s/ Randall M. Loyd
	Name:	Randall M. Loyd
	Title:	Vice President and Assistant Secretary

GOODYEAR DUNLOP TIRES EUROPE B.V.

AMENDMENT AND RESTATEMENT AGREEMENT

DIVESTED LITCHFIELD PARK PROPERTIES, INC.,

by	/s/ Steven M. Wilton
	Name:	Steven M. Wilton
	Title:	Vice President, Treasurer and Secretary

by	/s/ Randall M. Loyd
	Name:	Randall M. Loyd
	Title:	Vice President and Assistant Secretary

GOODYEAR FARMS, INC.,

by	/s/ Tom Kaczynski
	Name:	Tom Kaczynski
	Title:	Vice President and Treasurer

GOODYEAR EXPORT INC.,

by	/s/ Tom Kaczynski
	Name:	Tom Kaczynski
	Title:	Vice President and Treasurer

GOODYEAR INTERNATIONAL CORPORATION,

by	/s/ Tom Kaczynski
	Name:	Tom Kaczynski
	Title:	Vice President and Treasurer

GOODYEAR WESTERN HEMISPHERE CORPORATION,

by	/s/ Tom Kaczynski
	Name:	Tom Kaczynski
	Title:	Vice President and Treasurer

GOODYEAR DUNLOP TIRES EUROPE B.V.

AMENDMENT AND RESTATEMENT AGREEMENT

T&WA, INC.,

by	/s/ Tom Kaczynski
	Name:	Tom Kaczynski
	Title:	Treasurer

WINGFOOT COMMERCIAL TIRE SYSTEMS, LLC,

by	/s/ Tom Kaczynski
	Name:	Tom Kaczynski
	Title:	Vice President and Treasurer

GOODYEAR CANADA INC.,

by	/s/ Caroline Pajot
	Name:	Caroline Pajot
	Title:	President

by	/s/ Robin Hunter
	Name:	Robin Hunter
	Title:	Secretary

GOODYEAR DUNLOP TIRES EUROPE B.V.

AMENDMENT AND RESTATEMENT AGREEMENT

Signature Page to be executed by Lenders

under the Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AND RESTATEMENT AGREEMENT, in respect of (A) the AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of April 20, 2011, as amended, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR DUNLOP TIRES OPERATIONS S.A., the Lenders parties thereto, J.P. MORGAN EUROPE LIMITED, as administrative agent, and JPMORGAN CHASE BANK, N.A., as collateral agent and (B) the MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as amended and restated as of February 20, 2004, as further amended and restated as of April 8, 2005, as amended as of April 20, 2007 and as amended as of April 20, 2011 among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

Lender:	Bank of America, N.A.
acting through its London branch

	By:	/s/ Susan M. Davis
		Name:	Susan M. Davis
		Title:	Vice President

By:[1]
Name:
Title:

[1]	For any Lender requiring a second signature line.

Signature Page to be executed by Lenders

under the Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AND RESTATEMENT AGREEMENT, in respect of (A) the AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of April 20, 2011, as amended, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR DUNLOP TIRES OPERATIONS S.A., the Lenders parties thereto, J.P. MORGAN EUROPE LIMITED, as administrative agent, and JPMORGAN CHASE BANK, N.A., as collateral agent and (B) the MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as amended and restated as of February 20, 2004, as further amended and restated as of April 8, 2005, as amended as of April 20, 2007 and as amended as of April 20, 2011 among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

Lender:	BCEE, Luxembourg

	By:	/s/ Romain Wehles
		Name:	Romain Wehles
		Title:	Director adjoint
Chef du Department

Banque des Entreprises et du Sectour Public

	By:[1]	/s/ Nobby Brausch
		Name:	Nobby Brausch
		Title:	Chef de service adjoint
Service Credits aux Entreprises

[1]	For any Lender requiring a second signature line.

Signature Page to be executed by Lenders

under the Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AND RESTATEMENT AGREEMENT, in respect of (A) the AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of April 20, 2011, as amended, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR DUNLOP TIRES OPERATIONS S.A., the Lenders parties thereto, J.P. MORGAN EUROPE LIMITED, as administrative agent, and JPMORGAN CHASE BANK, N.A., as collateral agent and (B) the MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as amended and restated as of February 20, 2004, as further amended and restated as of April 8, 2005, as amended as of April 20, 2007 and as amended as of April 20, 2011 among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

Lender:	Banque Internationale a Luxembourg
societe anonyme
69, route d’Esch L-2953 Luxembourg

	By:	/s/ Jeffrey Dentzer
		Name:	Jeffrey Dentzer
		Title:	Senior Vice President

	By:[1]	/s/ Tom Lessel
		Name:	Tom Lessel
		Title:	Managing Director

[1]	For any Lender requiring a second signature line.

Signature Page to be executed by Lenders

under the Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AND RESTATEMENT AGREEMENT, in respect of (A) the AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of April 20, 2011, as amended, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR DUNLOP TIRES OPERATIONS S.A., the Lenders parties thereto, J.P. MORGAN EUROPE LIMITED, as administrative agent, and JPMORGAN CHASE BANK, N.A., as collateral agent and (B) the MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as amended and restated as of February 20, 2004, as further amended and restated as of April 8, 2005, as amended as of April 20, 2007 and as amended as of April 20, 2011 among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

Lender:	BARCLAYS BANK PLC

	By:	/s/ Marguerite Sutton
		Name:	Marguerite Sutton
		Title:	Vice President

By:[1]
Name:
Title:

[1]	For any Lender requiring a second signature line.

Signature Page to be executed by Lenders

under the Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AND RESTATEMENT AGREEMENT, in respect of (A) the AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of April 20, 2011, as amended, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR DUNLOP TIRES OPERATIONS S.A., the Lenders parties thereto, J.P. MORGAN EUROPE LIMITED, as administrative agent, and JPMORGAN CHASE BANK, N.A., as collateral agent and (B) the MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as amended and restated as of February 20, 2004, as further amended and restated as of April 8, 2005, as amended as of April 20, 2007 and as amended as of April 20, 2011 among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

Lender:	Citibank, N.A.

	By:	/s/ Stephanie Bowker
		Name:	Stephanie Bowker
		Title:	Director

By:[1]
Name:
Title:

[1]	For any Lender requiring a second signature line.

Signature Page to be executed by Lenders

under the Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AND RESTATEMENT AGREEMENT, in respect of (A) the AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of April 20, 2011, as amended, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR DUNLOP TIRES OPERATIONS S.A., the Lenders parties thereto, J.P. MORGAN EUROPE LIMITED, as administrative agent, and JPMORGAN CHASE BANK, N.A., as collateral agent and (B) the MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as amended and restated as of February 20, 2004, as further amended and restated as of April 8, 2005, as amended as of April 20, 2007 and as amended as of April 20, 2011 among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

Lender:	Commerzbank AG Filiale Luxemburg

	By:	/s/ Andrea Stockemer
		Name:	Andrea Stockemer
Title:

	By:[1]	/s/ Antje Schnoor
		Name:	Antje Schnoor
Title:

[1]	For any Lender requiring a second signature line.

Signature Page to be executed by Lenders

under the Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AND RESTATEMENT AGREEMENT, in respect of (A) the AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of April 20, 2011, as amended, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR DUNLOP TIRES OPERATIONS S.A., the Lenders parties thereto, J.P. MORGAN EUROPE LIMITED, as administrative agent, and JPMORGAN CHASE BANK, N.A., as collateral agent and (B) the MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as amended and restated as of February 20, 2004, as further amended and restated as of April 8, 2005, as amended as of April 20, 2007 and as amended as of April 20, 2011 among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

Lender:	Credit Agricole Corporate and Investment Bank

	By:	/s/ Blake Wright
		Name:	Blake Wright
		Title:	Managing Director

	By:[1]	/s/ James Austin
		Name:	James Austin
		Title:	Director

[1]	For any Lender requiring a second signature line.

Signature Page to be executed by Lenders

under the Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AND RESTATEMENT AGREEMENT, in respect of (A) the AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of April 20, 2011, as amended, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR DUNLOP TIRES OPERATIONS S.A., the Lenders parties thereto, J.P. MORGAN EUROPE LIMITED, as administrative agent, and JPMORGAN CHASE BANK, N.A., as collateral agent and (B) the MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as amended and restated as of February 20, 2004, as further amended and restated as of April 8, 2005, as amended as of April 20, 2007 and as amended as of April 20, 2011 among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

Lender:	Deutsche Bank AG New York Branch

	By:	/s/ Marcus Tarkington
		Name:	Marcus Tarkington
		Title:	Director

	By:	/s/ Michael Shannon
		Name:	Michael Shannon
		Title:	Vice President

Signature Page to be executed by Lenders

under the Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AND RESTATEMENT AGREEMENT, in respect of (A) the AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of April 20, 2011, as amended, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR DUNLOP TIRES OPERATIONS S.A., the Lenders parties thereto, J.P. MORGAN EUROPE LIMITED, as administrative agent, and JPMORGAN CHASE BANK, N.A., as collateral agent and (B) the MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as amended and restated as of February 20, 2004, as further amended and restated as of April 8, 2005, as amended as of April 20, 2007 and as amended as of April 20, 2011 among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

Lender:	GOLDMAN SACHS BANK USA

	By:	/s/ Ryan Durkin
		Name:	Ryan Durkin
		Title:	Authorized Signatory

By:[1]
Name:
Title:

[1]	For any Lender requiring a second signature line.

Signature Page to be executed by Lenders

under the Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AND RESTATEMENT AGREEMENT, in respect of (A) the AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of April 20, 2011, as amended, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR DUNLOP TIRES OPERATIONS S.A., the Lenders parties thereto, J.P. MORGAN EUROPE LIMITED, as administrative agent, and JPMORGAN CHASE BANK, N.A., as collateral agent and (B) the MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as amended and restated as of February 20, 2004, as further amended and restated as of April 8, 2005, as amended as of April 20, 2007 and as amended as of April 20, 2011 among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

Lender:	HSBC BANK PLC

	By:	/s/ William Rix
		Name:	William Rix
		Title:	Associate Director

	By:[1]	/s/ Michael Trajkovski
		Name:	Michael Trajkovski
		Title:	Associate

[1]	For any Lender requiring a second signature line.

Signature Page to be executed by Lenders

under the Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AND RESTATEMENT AGREEMENT, in respect of (A) the AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of April 20, 2011, as amended, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR DUNLOP TIRES OPERATIONS S.A., the Lenders parties thereto, J.P. MORGAN EUROPE LIMITED, as administrative agent, and JPMORGAN CHASE BANK, N.A., as collateral agent and (B) the MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as amended and restated as of February 20, 2004, as further amended and restated as of April 8, 2005, as amended as of April 20, 2007 and as amended as of April 20, 2011 among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

Lender:	NATIXIS
30, avenue Pierre Mendes France - 75013 Paris
BP 4 - 75060 Paris Cedex 02
542 044 524 RCS Paris

	By:	/s/ Regis Fargeat
		Name:	Regis Fargeat
		Title:	Relationship Manager

	By:[1]	/s/ Regis Hervy
		Name:	Regis Hervy
		Title:	Relationship Manager

[1]	For any Lender requiring a second signature line.

Signature Page to be executed by Lenders

under the Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AND RESTATEMENT AGREEMENT, in respect of (A) the AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of April 20, 2011, as amended, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR DUNLOP TIRES OPERATIONS S.A., the Lenders parties thereto, J.P. MORGAN EUROPE LIMITED, as administrative agent, and JPMORGAN CHASE BANK, N.A., as collateral agent and (B) the MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as amended and restated as of February 20, 2004, as further amended and restated as of April 8, 2005, as amended as of April 20, 2007 and as amended as of April 20, 2011 among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

Lender:	The Northern Trust Company

	By:	/s/ John Di Legge
		Name:	John Di Legge
		Title:	Vice President

By:[1]
Name:
Title:

[1]	For any Lender requiring a second signature line.

Signature Page to be executed by Lenders

under the Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AND RESTATEMENT AGREEMENT, in respect of (A) the AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of April 20, 2011, as amended, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR DUNLOP TIRES OPERATIONS S.A., the Lenders parties thereto, J.P. MORGAN EUROPE LIMITED, as administrative agent, and JPMORGAN CHASE BANK, N.A., as collateral agent and (B) the MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as amended and restated as of February 20, 2004, as further amended and restated as of April 8, 2005, as amended as of April 20, 2007 and as amended as of April 20, 2011 among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

Lender:	UniCredit BankAG

	By:	/s/ Dr. Peter Stopfer
		Name:	Dr. Peter Stopfer
		Title:	Senior Vice President

	By:[1]	/s/ Merico Bauch
		Name:	Merico Bauch
		Title:	Senior Associate

[1]	For any Lender requiring a second signature line.

Signature Page to be executed by Lenders

under the Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AND RESTATEMENT AGREEMENT, in respect of (A) the AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of April 20, 2011, as amended, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR DUNLOP TIRES OPERATIONS S.A., the Lenders parties thereto, J.P. MORGAN EUROPE LIMITED, as administrative agent, and JPMORGAN CHASE BANK, N.A., as collateral agent and (B) the MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as amended and restated as of February 20, 2004, as further amended and restated as of April 8, 2005, as amended as of April 20, 2007 and as amended as of April 20, 2011 among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

Lender:	Wells Fargo Bank NA - London Branch

	By:	/s/ Rebecca A.F. Stevenson
		Name:	Rebecca A.F. Stevenson
		Title:	Vice President

By:[1]
Name:
Title:

[1]	For any Lender requiring a second signature line.

Annex 1

THE GOODYEAR TIRE & RUBBER COMPANY

GOODYEAR DUNLOP TIRES EUROPE B.V.

GOODYEAR DUNLOP TIRES GERMANY GMBH

GOODYEAR DUNLOP TIRES OPERATIONS S.A.

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

AS AMENDED AND RESTATED AS OF MAY 12, 2015

STANDARD TERMS AND CONDITIONS

1. Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment Agreement and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Restated Credit Agreement or any other Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Documents or any collateral thereunder, (iii) the financial condition of any Borrower, any of its subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by any Borrower, any of its subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document.

1.2. Assignees. Each Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Restated Credit Agreement and the Amended MGCA, (ii) it satisfies the requirements, if any, specified in the Restated Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of each of the Restated Credit Agreement and the Amended MGCA as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Restated Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, the Amended MGCA and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment Agreement and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the New Administrative

Agent or any other Lender, and (v) attached to this Amendment Agreement is any documentation required to be delivered by it pursuant to the terms of Sections 2.16 and 9.17 of the Restated Credit Agreement, duly completed and executed by such Assignee; (b) agrees that (i) it will, independently and without reliance on the New Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender, including Section 9.20 of the Restated Credit Agreement; and (c) hereby directs the Collateral Agent to execute on its behalf pursuant to the power of attorney granted to the Collateral Agent in Section 9.18 of the Restated Credit Agreement a “New Secured Party’s Accession Agreement” in the form of Schedule 3 to the German Security Trust Agreement.

2. Amended MGCA. Each Assignee, by executing and delivering this Amendment Agreement, acknowledges receipt of a copy of the Amended MGCA and approves and agrees to be bound by and to act in accordance with the terms and conditions of the Amended MGCA and each other Security Document, specifically including (i) the provisions of Section 5.03 of the Amended MGCA (governing the distribution of proceeds realized from the exercise of remedies under the Security Documents), (ii) the provisions of Article VI of the Amended MGCA (governing the manner in which acts of the Secured Parties are to be evidenced and the manner in which the amounts of the Obligations are to be determined at any time), (iii) the provisions of Articles VIII and IX of the Amended MGCA (relating to the duties and responsibilities of the Collateral Agent and providing for the indemnification and the reimbursement of expenses of the Collateral Agent by the Lenders) and (iv) the provisions of Section 11.13 of the Amended MGCA (providing for releases of Guarantees of the Obligations and releases of security interests in Collateral securing the Obligations).

3. Payments. From and after the Effective Date, the New Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to each Assignee for amounts which have accrued from and after the Effective Date.

4. Foreign Law Provisions.

4.1. France. An assignment of rights will only be effective vis-à-vis the Subsidiary Guarantors organized under the laws of the Republic of France if such assignment is notified in France by bailiff (huissier) in accordance with Article 1690 of the French Civil Code. Pursuant to clause 9.04(b)(vii) of the Restated Credit Agreement (i) the European J.V. (or the New Administrative Agent, at the expense of the European J.V.) shall carry out such notification and (ii) if the assignment provided for in this Amendment Agreement is made without the European J.V.’s consent, the New Administrative Agent shall provide prompt written notice of the assignment to the European J.V.

4.2. Luxembourg. An assignment of rights will only be effective vis-à-vis the Subsidiary Guarantors organized under the laws of Luxembourg if such assignment is notified or accepted in Luxembourg in accordance with Article 1690 of the Luxembourg Civil Code. Each such Subsidiary Guarantor has acknowledged receipt of such notice by its execution of this Amendment Agreement.

4.3 Italy. For the purposes of Italian law only, the assignment made under this Amendment Agreement shall be deemed to constitute a cessione del contratto, although it will not constitute a termination or a novation of the Credit Agreement for purposes of New York law.

4.4. Romania. In case of any assignment or transfer of all or any part of the rights and obligations, including by way of novation, of any Secured Party on the Effective Date or at any other time under or in connection with the Restated Credit Agreement or the Amended MGCA or any other agreements or instruments from time to time giving rise to the Applicable Secured Obligations, the guarantees and security interests under the Security Documents (including, without limitation, those governed by Romanian law) will be preserved and will remain in full force and effect for the benefit of any successors, assignees or transferees of the respective Secured Party and the other Secured Parties.

4.5. Spain. In case of any assignment of all or any part of the rights and obligations of any Secured Party on the Effective Date or at any other time under the Restated Credit Agreement or the Amended MGCA or any other agreements or instruments from time to time giving rise to the Applicable Secured Obligations, the guarantees and security interests under the Security Documents governed by Spanish law will be preserved and will remain in full force and effect for the benefit of any successors or assignees of the respective Secured Party and the other Secured Parties, in accordance with article 1,528 of the Spanish Civil Code. The relevant successors or assignees accept the guarantees and security interests created under the Security Documents governed by Spanish law.

4.6. The Netherlands. WARNING: PLEASE NOTE THAT A TRANSFER OR ASSIGNMENT OF AN AMOUNT LENT TO A DUTCH BORROWER MAY ONLY TAKE PLACE IF THE NEW LENDER IS A NON-PUBLIC LENDER (AS DEFINED IN THE RESTATED CREDIT AGREEMENT).

5. Affiliates. Each Assignee acknowledges that any Obligations in respect of any Swap Agreement or cash management services, in each case provided by an Affiliate of a Lender, will only constitute Obligations for the purpose of any Security Document governed by the laws of a country other than the United States of America if such Affiliate executes and delivers to the New Administrative Agent an Affiliate Authorization in the form of Exhibit G to the Restated Credit Agreement or any other form approved by the New Administrative Agent.

Annex 2

(c) Notwithstanding any provisions to the contrary contained in this Agreement, in respect of the obligations and liabilities of the Guarantors incorporated under the laws of France (the “French Guarantors”) under this Article III, it is understood that: (i) the obligations and liabilities of French Guarantors in respect of the Obligations shall be limited in accordance with their respective financial resources in the following manner: (A) the obligations and liabilities of Goodyear Dunlop Tires France S.A. in respect of the Obligations shall be limited to an aggregate amount not exceeding €87,250,000, (B) notwithstanding the maximum amount set out in the agreement dated October 7, 2009 pursuant to which Goodyear Dunlop Tires Amiens Sud S.A.S. became a French Guarantor, the obligations and liabilities of Goodyear Dunlop Tires Amiens Sud S.A.S. in respect of the Obligations shall be limited to an aggregate amount not exceeding €40,612,000, (C) pursuant to the agreement dated July 30, 2014 pursuant to which Vulco Développement S.A. became a French Guarantor, the obligations and liabilities of Vulco Développement S.A. in respect of the Obligations shall be limited to an aggregate amount not exceeding €470,883 and (D) the obligations and liabilities of any other Person becoming a French Guarantor in respect of the Obligations shall be limited to an aggregate amount not exceeding the amount indicated as such maximum amount in the agreement pursuant to which such Person shall become a French Guarantor.

Annex 3

(d) German limitations

(i) In the case of a Guarantor established in Germany as a limited liability company (Gesellschaft mit beschränkter Haftung) (a “German GmbH Guarantor”), or as a limited partnership (Kommanditgesellschaft) with a limited liability company (Gesellschaft mit beschränkter Haftung) as sole general partner (a “German GmbH & Co. KG Guarantor” and, together with any German GmbH Guarantor, a “German Guarantor”), the enforcement against such German Guarantor of any and all claims arising under this Article III shall be limited, if and to the extent that under this Article III the relevant German Guarantor guarantees obligations of any of the German Guarantor’s affiliated companies (verbundenes Unternehmen) within the meaning of Section 15 of the German Stock Corporation Act (Aktiengesetz) (other than any of the German Guarantor’s subsidiaries), if and to the extent that:

(A)	the enforcement of the Guarantee would cause the German Guarantor’s, or, where the Guarantor is a German GmbH & Co. KG Guarantor, its general partner’s, assets (the calculation of which shall include all items set forth in § 266(2) A (except to the extent that they are subject to the restrictions on distribution set forth in § 268(8) of the German Commercial Code (Handelsgesetzbuch)), B, C, D (except to the extent that they are subject to the restrictions on distribution set forth in § 268(8) of the German Commercial Code (Handelsgesetzbuch)) and E of the German Commercial Code (Handelsgesetzbuch) less the German Guarantor’s, or, where the Guarantor is a German GmbH & Co. KG Guarantor, its general partner’s, liabilities (the calculation of which shall include all items set forth in § 266(3) B, C, D and E of the German Commercial Code (Handelsgesetzbuch))) (the “Net Assets”) to be less than its respective registered share capital (Stammkapital) (Begründung einer Unterbilanz); or

(B)	(if the German Guarantor’s, or in the case of a German GmbH & Co. KG Guarantor, its general partner’s, Net Assets are already less than its respective share capital (Stammkapital)) the enforcement of the Guarantee would cause such deficit to be further reduced (Vertiefung einer Unterbilanz).

(ii) For the purposes of such calculation the following balance sheet items shall be adjusted as follows:

(A)	if the registered share capital of the German Guarantor, or, where the guarantor is a German GmbH & Co KG Guarantor, of its general partner, is not fully paid up (nicht voll eingezahlt), the relevant amount which is not paid up shall be deducted from the registered share capital;

(B)	the amount of any increase after the date of this Agreement of the German Guarantor’s, or, where the guarantor is a German GmbH & Co KG Guarantor, its general partner’s registered share capital which has been effected in breach of any term of any Loan Document without the prior written consent of the Administrative Agent shall be deducted from the registered share capital; and

(C)	loans and other contractual liabilities incurred by the German Guarantor or, where the guarantor is a German GmbH & Co KG Guarantor, its general partner, in breach of any term of any Loan Document shall be disregarded.

(iii) In addition, in case of an enforcement of the guarantee granted under this Article III, the German GmbH Guarantor or, in the case of a German GmbH & Co. KG Guarantor, its general partner and the German GmbH & Co. KG Guarantor, shall realize, to the extent legally permitted and, in respect of the German GmbH Guarantor’s, or in the case of a German GmbH & Co. KG Guarantor its general partner’s and the German GmbH & Co. KG Guarantor’s, business, commercially justifiable, in a situation where the German GmbH Guarantor, or in the case of a German GmbH & Co. KG Guarantor its general partner and the German GmbH & Co. KG Guarantor, does not have sufficient assets to maintain its registered share capital, any and all of its assets that are shown in the balance sheet with a book value (Buchwert) that is significantly lower than the market value of such assets if such assets are not necessary for the German GmbH Guarantor’s, or in the case of a German GmbH & Co. KG Guarantor its general partner’s and the German GmbH & Co. KG Guarantor’s, business (betriebsnotwendig).

(iv) The enforcement of the Guarantee shall be excluded pursuant to Section 3.03(d)(i) above if no later than fifteen (15) Business Days following a demand by the Administrative Agent to make a payment under the Guarantee, the managing directors on behalf of the German Guarantor have confirmed in writing to the Administrative Agent:

(A)	to what extent the Guarantee granted hereunder is an up-stream or cross-stream guarantee as described in Section 3.03(d)(i) above; and

(B)	which amount of such cross-stream and/or up-stream guarantee cannot be enforced as it would cause the Net Assets of the German Guarantor, or, where the guarantor is a German GmbH & Co KG Guarantor, its general partner to be less than its respective registered share capital (taking into account the adjustments set out in Section 3.03(d)(ii) above and any amounts realized pursuant to Section 3.03(d)(iii) above),

(the “Management Determination”) and such confirmation is supported by a reasonably satisfactory calculation and up-to-date balance sheet of the relevant German Guarantor, provided that the Administrative Agent shall in any event be entitled to enforce the Guarantee for any amounts where such enforcement would, in accordance with the Management Determination, not cause the German Guarantor’s, or, where the guarantor is a German GmbH & Co KG Guarantor, its general partner’s Net Assets to be less than (or to fall further below) the amount of its respective registered share capital (in each case as calculated and adjusted in accordance with Sections 3.03(d)(ii) and (iii) above).

(v) If the Administrative Agent disagrees with the Management Determination, each of the Administrative Agent and the relevant German Guarantor may request within fifteen (15) Business Days of the date of delivery of the Management Determination that the Administrative Agent and the relevant German Guarantor instruct a firm of auditors of international standing and reputation to determine, within forty-five (45) Business Days (or such longer period as has been agreed between the German Guarantor and the Administrative Agent) from the date of such request, the value of available Net Assets (the “Auditor’s Determination”). If the Administrative Agent and that German Guarantor do not agree on the appointment of a joint auditor within fifteen (15) Business Days from the date of the request, the Administrative Agent shall be entitled to appoint independent auditors of international standing and reputation in its sole discretion. The amount determined as available in the Auditor’s Determination shall be (except for manifest error) binding for all Parties. The costs of the Auditor’s Determination shall be borne by the relevant German Guarantor.

(vi) If and to the extent that the guarantee has been enforced without regard to the limitation set forth in Section 3.03 (d)(i) above and the amount of the available Net Assets pursuant to an Auditor’s Determination delivered in line with Section 3.03 (d)(v) above is lower than the amount enforced previously, the Administrative Agent shall upon written demand of the relevant German Guarantor to the Administrative Agent repay any amount (if, and to the extent, already paid to and received by the Administrative Agent), up to and including the amount calculated in the Auditor’s Determination calculated as of the date the demand under the relevant guarantee was made and in accordance with Sections 3.03(d)(ii) and (iii) above.

(vii) If, pursuant to the Auditor’s Determination, the amount of the available Net Assets is higher than set out in the Management Determination, the relevant German Guarantor shall pay such amount to the Administrative Agent within five (5) Business Days after receipt of the Auditor’s Determination.

(viii) The limitations set out in this Section 3.03(d) shall not apply (or, as the case may be, shall cease to apply):

(A)	if and to the extent the relevant German Guarantor guarantees any amounts borrowed under this Agreement which are lent, on-lent or otherwise passed on to such German Guarantor and/or, in case of a German GmbH & Co KG Guarantor, its general partner or any of its respective Subsidiaries to the extent that any such amount is still outstanding at the time any demand under this guarantee is made against that German Guarantor (provided that the relevant German Guarantor must prove (Beweislast) that or to which extent such amounts have been thus lent, on-lent or otherwise passed on and are still outstanding);

(B)	if and to the extent the enforcement of the Guarantee will result in a fully valuable recourse claim (vollwertiger Gegenleistungs- oder Rückgewährsanspruch) of the German Guarantor within the meaning of § 30(1) sentence 2 of the German Act on Limited Liability Companies (GmbH-Gesetz) against the Credit Party whose obligations are guaranteed under the Guarantee;

(C)	if and when a domination agreement (Beherrschungsvertrag) and/or a profit absorption agreement (Gewinnabführungsvertrag) (either directly or through a chain of domination and/or profit absorption agreements) is or becomes effective between the relevant German Guarantor (and, in case of a German GmbH & Co KG Guarantor, its general partner) and:

I.	in case the German Guarantor (and, in case of a German GmbH & Co KG Guarantor, its general partner) is a Subsidiary of the relevant Credit Party whose obligations are guaranteed under the Guarantee, that Credit Party or a direct or indirect shareholder of that Credit Party; or

II.	in case the German Guarantor (and, in case of a German GmbH & Co KG Guarantor, its general partner) is a sister company of the relevant Credit Party whose obligations are guaranteed under the Guarantee, any joint (direct or indirect) parent company of the German Guarantor (and, in case of a German GmbH & Co KG Guarantor, its general partner) and that Credit Party as dominating entity (beherrschendes Unternehmen), provided the relevant German Guarantor (or, in case of a German GmbH & Co KG Guarantor, its general partner) has under such domination and or profit absorption agreement a fully valuable (werthaltig) compensation claim against the dominating entity; or

(D)

if and to the extent for any other reason (including, without limitation, as a result of a change in the relevant rules of law) the deficit (Unterbilanz) referred to in Section 3.03(d)(i) above does not constitute a breach of the German Guarantor’s or, where the guarantor is a German GmbH & Co KG Guarantor, its general partner’s obligations to maintain its registered share capital pursuant to §§ 30 et seq. of the German Act on Limited Liability Companies (GmbH-Gesetz), each as amended, supplemented and/or replaced from time to time.

Schedule 1 to

Amendment and Restatement

Agreement

Daylight Lenders	Daylight Loans
Bank of America, N.A.	€0
Banque et Caisse d’Epargne de l’Etat, Luxembourg	0
Banque Internationale à Luxembourg société anonyme	0
Barclays Bank PLC	0
BNP Paribas	0
Citibank, N.A.	0
Commerzbank Aktiengesellschaft, Filiale Luxemburg	0
Credit Agricole Corporate and Investment Bank	0
Deutsche Bank AG, New York Branch	0
Goldman Sachs Bank USA	0
HSBC Bank PLC	0
JPMorgan Chase Bank, N.A.	0
Natixis	0
The Northern Trust Company	0
UniCredit Bank AG	0
Wells Fargo Bank, N.A., London Branch	0

Total	€0

Account:	J.P. Morgan AG, Frankfurt (CHASDEFX)
Favor:	J.P. Morgan Europe Limited (CHASGB22)
Account:	DE93501108006001600037
Reference:	Goodyear Loan Repayment

Schedule 2 to

Amendment and Restatement

Agreement

Jurisdiction	Collateral to be released

France	Release document relating to the French mortgage granted by Goodyear Dunlop Tires France S.A. over the plots (parcelles) numbered KT 205, located at 80, avenue Roger Dumoulin, Amiens, France, and KT 206, located at 151, rue de Poulainville, Amiens, France.

Schedule 3 to

Amendment and Restatement

Agreement

Country	Actions to be taken while JPMCB is the holder of all Commitments

France	French mortgage amendment.

Romania

(i) Notarized and apostilled power of attorney from JPMorgan Chase Bank, N.A. for registration of the Third Additional Act with the Electronic Archive (all the Lenders included in the Annex to the Third Additional Act will be registered and the existing registration will be updated accordingly).

(ii) Notarized and apostilled secretary certificate, indicating the powers of the representatives of JPMCB signing the power of attorney at point (i) above.

Schedule 4 to

Amendment and Restatement

Agreement

Assigned Interests

(expressed in principal amount for each facility)

Assignor	All Borrower Tranche Commitments	Percentage of Total All Borrower Tranche Commitments	German Tranche Commitments	Percentage of Total German Tranche Commitments	Assignee

JPMorgan Chase Bank N.A.	€30,909,090.93	7.27%	€9,090,909.07	7.27%	BNP Paribas
JPMorgan Chase Bank N.A.	30,909,090.91	7.27%	9,090,909.09	7.27%	Citibank, N.A.
JPMorgan Chase Bank N.A.	30,909,090.91	7.27%	9,090,909.09	7.27%	Credit Agricole Corporate and Investment Bank
JPMorgan Chase Bank N.A.	30,909,090.91	7.27%	9,090,909.09	7.27%	Deutsche Bank AG, New York Branch
JPMorgan Chase Bank N.A.	30,909,090.91	7.27%	9,090,909.09	7.27%	HSBC Bank PLC
JPMorgan Chase Bank N.A.	27,045,454.54	6.36%	7,954,545.46	6.36%	Bank of America, N.A.
JPMorgan Chase Bank N.A.	27,045,454.54	6.36%	7,954,545.46	6.36%	Barclays Bank PLC
JPMorgan Chase Bank N.A	27,045,454.54	6.36%	7,954,545.46	6.36%	Goldman Sachs Bank USA
JPMorgan Chase Bank N.A.	27,045,454.54	6.36%	7,954,545.46	6.36%	Natixis
JPMorgan Chase Bank N.A.	27,045,454.54	6.36%	7,954,545.46	6.36%	UniCredit Bank AG
JPMorgan Chase Bank N.A.	27,045,454.54	6.36%	7,954,545.46	6.36%	Wells Fargo Bank, N.A., London Branch
JPMorgan Chase Bank N.A.	19,318,181.82	4.55%	5,681,818.18	4.55%	Banque et Caisse d’Epargne de l’Etat, Luxembourg
JPMorgan Chase Bank N.A.	19,318,181.82	4.55%	5,681,818.18	4.55%	Banque Internationale à Luxembourg société anonyme
JPMorgan Chase Bank N.A.	19,318,181.82	4.55%	5,681,818.18	4.55%	Commerzbank Aktiengesellschaft, Filiale Luxemburg
JPMorgan Chase Bank N.A.	19,318,181.82	4.55%	5,681,818.18	4.55%	The Northern Trust Company

Subtotal	€394,090,909.07	92.73%	€115,909,090.93	92.73%

	30,909,090.93	7.27%	9,090,909.07	7.27%	JPMorgan Chase Bank N.A.

Total	€425,000,000.00	100.00%	€125,000,000.00	100.00%

Schedule 5 to

Amendment and Restatement

Agreement

Interest Periods and Types of Loans

Interest Period:	None.

Type:	None.

EXECUTION VERSION

MASTER ASSIGNMENT AND ACCEPTANCE

May 12, 2015

Reference is made to the Amended and Restated Revolving Credit Agreement dated as of April 20, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among The Goodyear Tire & Rubber Company; Goodyear Dunlop Tires Europe B.V.; Goodyear Dunlop Tires Germany GmbH; Goodyear Dunlop Tires Operations S.A.; the Lenders party thereto; J.P. Morgan Europe Limited, as Administrative Agent, and JPMorgan Chase Bank, N.A., as Collateral Agent. Capitalized terms used but not defined herein shall have the meanings specified in the Credit Agreement. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Master Assignment and Acceptance as if set forth herein in full.

The Lenders listed on the signature pages hereof under the caption “Assignors” (the “Assignors”), the Credit Parties and JPMorgan Chase Bank, N.A. (in its capacity as a Lender, the “Assignee”) agree as follows:

1. For an agreed consideration, each Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from each Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Assignment Date as contemplated below, (i) all of such Assignor’s rights and obligations in its capacity as a Revolving Lender under the Credit Agreement, the Guarantee and Collateral Agreement referred to therein (the “Guarantee and Collateral Agreement”) and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest set forth on Schedule 1 hereto for such Assignee (including, without limitation, the interests set forth on Schedule 1 in the Revolving Commitments of such Assignor on the Assignment Date) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other rights of such Assignor (each, in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, the Guarantee and Collateral Agreement and any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is made by each Assignor without recourse to such Assignor and, except as expressly provided in this Master Assignment and Acceptance, without representation or warranty by any Assignor.

2. Notwithstanding any provision of this Master Assignment and Acceptance, each Borrower and each other Credit Party agrees that the provisions of

Sections 2.12, 2.13, 2.14 and 9.03 of the Credit Agreement, as in effect immediately prior to the Assignment Date, will continue to be effective for the benefit of each Assignor as to all matters arising out of or in any way related to facts or events existing or occurring prior to the Assignment Date.

3. Each party hereto represents and warrants to each other party that:

(a) the execution, delivery and performance of this Master Assignment and Acceptance are within such party’s powers and have been duly authorized; and

(b) this Master Assignment and Acceptance has been duly executed and delivered by such party and constitutes a legal, valid and binding obligation of such party, enforceable, and effective to transfer the interests purported to be transferred by such party hereunder, in accordance with its terms.

4. This Master Assignment and Acceptance is an approved form of Assignment and Assumption for purposes of the Credit Agreement. The parties agree that no recordation fee shall be payable with respect to the foregoing assignments.

5. This Master Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

Date of Assignment: May 12, 2015

Effective Date of Assignment (“Assignment Date”): May 12, 2015

IN WITNESS WHEREOF, the parties hereto have caused this Master Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers.

Consented to:
THE GOODYEAR TIRE & RUBBER COMPANY,

by
Name:
Title:

Consented to:
GOODYEAR DUNLOP TIRES EUROPE B.V.,

by
Name:
Title:

Consented to:
GOODYEAR DUNLOP TIRES GERMANY GMBH,

by
Name:
Title:

by
Name:
Title:

GOODYEAR DUNLOP TIRES EUROPE B.V.

MASTER ASSIGNMENT AND ACCEPTANCE

Consented to:
GOODYEAR DUNLOP TIRES OPERATIONS S.A.,

by
Name:
Title:

GOODYEAR DUNLOP TIRES EUROPE B.V.

MASTER ASSIGNMENT AND ACCEPTANCE

Consented to and Accepted:
J.P. MORGAN EUROPE LIMITED, individually and as Administrative Agent,

by
Name:
Title:

Consented to and Accepted:
JPMORGAN CHASE BANK, N.A. individually, as Issuing Bank, as Collateral Agent and as Assignee,

by
Name:
Title:

GOODYEAR DUNLOP TIRES EUROPE B.V.

MASTER ASSIGNMENT AND ACCEPTANCE

Consented to and Accepted:
BNP PARIBAS individually and as Issuing Bank,

by
Name:
Title:

by
Name:
Title:

GOODYEAR DUNLOP TIRES EUROPE B.V.

MASTER ASSIGNMENT AND ACCEPTANCE

The terms set forth in this Master Assignment and Acceptance are hereby agreed to:

ASSIGNOR:	,

by
Name:
Title:

Name:
Title:

GOODYEAR DUNLOP TIRES EUROPE B.V.

MASTER ASSIGNMENT AND ACCEPTANCE

Annex 1

THE GOODYEAR TIRE & RUBBER COMPANY

GOODYEAR DUNLOP TIRES EUROPE B.V.

GOODYEAR DUNLOP TIRES GERMANY GMBH

GOODYEAR DUNLOP TIRES OPERATIONS S.A.

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

DATED AS OF APRIL 20, 2011

STANDARD TERMS AND CONDITIONS FOR

MASTER ASSIGNMENT AND ACCEPTANCE

1. Representations and Warranties.

1.1 Assignor. Each Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Master Assignment and Acceptance and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Documents or any collateral thereunder, (iii) the financial condition of any Borrower, any of its subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by any Borrower, any of its subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Master Assignment and Acceptance and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement and the Guarantee and Collateral Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Assignment Date, it shall be bound by the provisions of each of the Credit Agreement and the Guarantee and Collateral Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, the Guarantee and Collateral Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Master Assignment and Acceptance and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) attached to this Master Assignment and Acceptance is any documentation required to be delivered by it pursuant to the terms of Sections 2.17 and 9.17 of the Credit Agreement; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, any Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

2. Payments. From and after the Assignment Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to each Assignor for amounts which have accrued to but excluding the Assignment Date and to the Assignee for amounts which have accrued from and after the Assignment Date.

3. Collateral Agreement. The Assignee, by executing and delivering this Master Assignment and Acceptance, acknowledges receipt of a copy of the Guarantee and Collateral Agreement and approves and agrees to be bound by and to act in accordance with the terms and conditions of the Guarantee and Collateral Agreement and each other Security Document, specifically including (i) the provisions of Section 5.03 of the Guarantee and Collateral Agreement (governing the distribution of proceeds realized from the exercise of remedies under the Security Documents), (ii) the provisions of Article VI of the Guarantee and Collateral Agreement (governing the manner in which acts of the Secured Parties are to be evidenced and the manner in which the amounts of the Obligations are to be determined at any time), (iii) the provisions of Articles VIII and IX of the Guarantee and Collateral Agreement (relating to the duties and responsibilities of the Collateral Agent and providing for the indemnification and the reimbursement of expenses of the Collateral Agent by the Lenders) and (iv) the provisions of Section 11.13 of the Guarantee and Collateral Agreement (providing for releases of Guarantees of the Obligations and releases of security interests in Collateral securing the Obligations).

4. Foreign Law Provisions.

4.1. France. An assignment of rights will only be effective vis-à-vis the Subsidiary Guarantors organized under the laws of the Republic of France if such assignment is notified in France by bailiff (huissier) in accordance with Article 1690 of the French Civil Code. Pursuant to clause 9.04(b)(vii) of the Credit Agreement (i) the European J.V. (or the Administrative Agent, at the expense of the European J.V.) shall carry out such notification and (ii) if the assignment provided for in this Master Assignment and Acceptance is made without the European J.V.’s consent, the Administrative Agent shall provide prompt written notice of the assignment to the European J.V.

4.2. Italy. For the purposes of Italian law only, the assignment made under this Master Assignment and Acceptance shall be deemed to constitute a cessione del contratto, although it will not constitute a termination or a novation of the Credit Agreement for purposes of New York law.

4.3 Luxembourg. An assignment of rights will only be effective vis-à-vis the Subsidiary Guarantors organized under the laws of Luxembourg if such assignment is notified or accepted in Luxembourg in accordance with Article 1690 of the Luxembourg Civil Code. Each such Subsidiary Guarantor has acknowledged receipt of such notice by its execution of the Amendment and Restatement Agreement entered into in connection with the effectiveness of this Master Assignment and Acceptance.

4.4 Romania. In case of any assignment or transfer of all or any part of the rights and obligations, including by way of novation, of any Secured Party on the Assignment Date or at any other time under or in connection with the Credit Agreement or the Guarantee and Collateral Agreement or any other agreements or instruments from time to time giving rise to the Applicable Secured Obligations, the guarantees and security interests under the Security Documents (including, without limitation, those governed by Romanian law) will be preserved and will remain in full force and effect for the benefit of any successors, assignees/transferees of the respective Secured Party and the other Secured Parties.

4.5. Spain. In case of any assignment of all or any part of the rights and obligations of any Secured Party on the Assignment Date or at any other time under the Credit Agreement or the Guarantee and Collateral Agreement or any other agreements or instruments from time to time giving rise to the Applicable Secured Obligations, the guarantees and security interests under the Security Documents governed by Spanish law will be preserved and will remain in full force and effect for the benefit of any successors or assignees of the respective Secured Party and the other Secured Parties, in accordance with article 1,528 of the Spanish Civil Code. The relevant successors or assignees accept the guarantees and security interests created under the Security Documents governed by Spanish law.

4.6. The Netherlands. WARNING: PLEASE NOTE THAT A TRANSFER OR ASSIGNMENT OF AN AMOUNT LENT TO A DUTCH BORROWER MAY ONLY TAKE PLACE IF THE NEW LENDER IS A NON-PUBLIC LENDER (AS DEFINED IN THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF MAY 12, 2015).

5. Affiliates. The Assignee acknowledges that any Obligations in respect of any Swap Agreement or cash management services, in each case provided by an Affiliate of a Lender, will only constitute Obligations for the purpose of any Security Document governed by the laws of a country other than the United States of America if such Affiliate executes and delivers to the Administrative Agent an Affiliate Authorization in the form of Exhibit G to the Credit Agreement or any other form approved by the Administrative Agent.

6. General Provisions. This Master Assignment and Acceptance shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Master Assignment and Acceptance may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Master Assignment and Acceptance by facsimile or electronic (i.e., “pdf” or “tiff”) transmission shall be effective as delivery of a manually executed counterpart of this Master Assignment and Acceptance.

Schedule 1 to Master Assignment and Acceptance

Assigned Interests

(expressed in principal amount for each facility)

Lender/Assignor	All Borrower Tranche Commitments	Percentage of Total All Borrower Tranche Commitments	German Tranche Commitments	Percentage of Total German Tranche Commitments	Assignee

Bank of America, N.A.	€19,500,000.00	6.5000%	€6,500,000.00	6.5000%	JPMorgan Chase Bank, N.A.
Barclays Bank PLC	19,500,000.00	6.5000%	6,500,000.00	6.5000%	JPMorgan Chase Bank, N.A.
Banque International à Luxembourg société anonyme	19,500,000.00	6.5000%	6,500,000.00	6.5000%	JPMorgan Chase Bank, N.A.
BNP Paribas	24,000,000.00	8.0000%	8,000,000.00	8.0000%	JPMorgan Chase Bank, N.A.
Citibank, N.A.	19,500,000.00	6.5000%	6,500,000.00	6.5000%	JPMorgan Chase Bank, N.A.
Commerzbank Aktiengesellschaft	19,500,000.00	6.5000%	6,500,000.00	6.5000%	JPMorgan Chase Bank, N.A.
Credit Agricole Corporate and Investment Bank	24,000,000.00	8.0000%	8,000,000.00	8.0000%	JPMorgan Chase Bank, N.A.
Deutsche Bank AG New York Branch	19,500,000.00	6.5000%	6,500,000.00	6.5000%	JPMorgan Chase Bank, N.A.
Goldman Sachs Credit Partners L.P.	19,500,000.00	6.5000%	6,500,000.00	6.5000%	JPMorgan Chase Bank, N.A.
HSBC Bank PLC	19,500,000.00	6.5000%	6,500,000.00	6.5000%	JPMorgan Chase Bank, N.A.
Morgan Stanley Bank, N.A.	19,500,000.00	6.5000%	6,500,000.00	6.5000%	JPMorgan Chase Bank, N.A.
Natixis	19,500,000.00	6.5000%	6,500,000.00	6.5000%	JPMorgan Chase Bank, N.A.
The Northern Trust Company	12,750,000.00	4.2500%	4,250,000.00	4.2500%	JPMorgan Chase Bank, N.A.
UniCredit Bank Slovakia a.s.	19,500,000.00	6.5000%	6,500,000.00	6.5000%	JPMorgan Chase Bank, N.A.

Subtotal	€275,250,000.00	91.7500%	€91,750,000.00	91.7500%

JPMorgan Chase Bank N.A.	24,750,000.00	8.2500%	8,250,000.00	8.2500%

Total	€300,000,000.00	100.0000000%	€100,000,000.00	100.0000000%